                                                                    Exhibit 10.9

                              EMPLOYMENT AGREEMENT

         This  Agreement is entered into effective as of this 24th day of April,
2003, by and between Lone Star Steakhouse & Saloon, Inc., a corporation (the
"Corporation") and Mark Mednansky ("Employee").

                                    RECITALS

         WHEREAS, Employee agrees to serve as Director of Upscale Restaurants of the Corporation; and

         WHEREAS,  Employee is a  principal  officer of the  Corporation  and an integral part of its management; and

         WHEREAS,  the  Corporation  desires to engage the services of Employee, whose  experience,  knowledge  and  abilities  with  respect to the business and affairs of the Corporation are extremely valuable to the Corporation; and

         WHEREAS, the parties hereto desire to enter into this Agreement setting forth the terms and conditions of the continued  employment  relationship of the
Corporation  and Employee and to supercede  and replace the existing  employment agreement between the Corporation and Employee dated May 28, 1999.

         NOW THEREFORE, it is agreed as follows:

                                    ARTICLE I

         1.1 EMPLOYMENT AGREEMENT.  The Employment Agreement dated May 28, 1999, executed  by the  Corporation  and  Employee is hereby  terminated  and shall be superseded by this Agreement.

                                   ARTICLE II

         2.1 TERM OF EMPLOYMENT. The Corporation shall initially employ Employee for a period of three years from the date hereof (the "Initial Term").

         2.2 EXTENSION OF INITIAL  TERM.  Upon each annual  anniversary  date of this Agreement after the expiration of the Initial Term, this Agreement shall be extended  automatically for successive terms of one year each, unless either the
Corporation  or Employee  gives  contrary  written notice to the other not later than 90 days prior to the annual anniversary date thereof.

                                   ARTICLE III
                               Duties of Employee

         GENERAL DUTIES. Employee shall serve as Director of Upscale Restaurants of the  Corporation  or in such other  position as the Board of  Directors  (the
"Board") shall determine.  He shall do and perform all services,  acts or things necessary or  advisable  to manage and conduct the  business of the  Corporation consistent with such position  subject to such policies and procedures as may be established by the Chief Executive Officer or the Board. Additionally,  Employee
shall be responsible  for all duties that may be required by the  Corporation in connection with any securities law or stock exchange  listing rules,  including, without limitation,  the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act"), with such duties to include, without limitation,  the execution of any certifications
required  by  the   Corporation  in  connection  with  and/or  pursuant  to  the
Sarbanes-Oxley  Act. Further,  Employee shall abide by the Corporation's Code of
Ethics, as may be adopted by the Corporation from time to time.

         Employee  shall:  (i) devote his entire business time,  attention,  and
energies  to  the  business  of  the  Corporation,   and,  (ii)  faithfully  and
competently  perform his duties  hereunder;  and, Employee shall not, during the term  of this  Agreement,  engage  in any  other  business  activity  except  as permitted by Article 9.

                                   ARTICLE IV
                                  Compensation

         4.1 SALARY.  For Employee's  services to the Corporation as Director of
Upscale  Restaurants,  Employee  shall  initially be paid a salary at the annual rate of $200,000,  (herein referred to as "Salary")  payable  bi-weekly.  On the first day of each  calendar  year  during  the term of this  Agreement  with the
Corporation or on such other date as the Corporation  shall determine,  Employee shall be eligible for an increase in Salary based on recommendations made by the
Compensation Committee of the Board.

         4.2 BONUS. Employee is eligible to participate in the stock option plan of the employer and all bonus compensation plans, which may be offered from time to time.

                                    ARTICLE V
                                Employee Benefits

         5.1  USE OF AUTOMOBILE. The Corporation shall provide, at the option of
Employee,  with either the use of an automobile for business and personal use or a car  allowance of to be  specified by the  Corporation,  which  complies  with
I.R.S.  Guidelines.  The  Corporation  shall  pay  all  expenses  of  operating, maintaining  and  repairing  the  automobile  and  shall  procure  and  maintain automobile  liability insurance in respect thereof,  with such coverage insuring each Employee for bodily injury and property damage.

         5.2 MEDICAL,  LIFE AND DISABILITY  INSURANCE BENEFITS.  The Corporation
shall provide employee with the medical,  life and disability insurance benefits in accordance with the established benefit policies of the Corporation.

         5.3 BUSINESS EXPENSES. Employee shall be authorized to incur reasonable expenses for promoting the business of the  Corporation  including  expenses for entertainment,  travel,  and similar  items.  The  Corporation  shall  reimburse
Employee for all such expenses upon the  presentation by Employee,  from time to time, of an itemized account of such expenditures.

         5.4  VACATIONS.  Employee  shall be entitled to an annual paid vacation commensurate  with the Corporation's  established  vacation policy for executive officers. The timing of paid vacations shall be scheduled in a reasonable manner by Employee.

         5.5 RETIREMENT  PLANS.  Employee shall, to the extent maintained by the
Corporation,  be entitled to participate in the  Corporation's  Qualified 401(k)
plan and/or in the Corporation's  Nonqualified  Deferred  Compensation  plan, in accordance  with the  established  policies of the Corporation and the terms and conditions of such plans.

         5.6 ADDITIONAL  BENEFITS.  Employee may also be eligible to receive any other  benefits  that may be offered  to the  Corporation's  similarly  situated employees,  in accordance  with and subject to the terms and  conditions of such benefits.

         5.7  DISABILITY.  Upon  disability  (as  defined  herein) of  Employee,
Employee  shall be  entitled  to  receive  an amount  equal to 50% of his annual
Salary (in addition to any disability  insurance  benefits  received pursuant to
Section  5.2  herein),  such  amount  being paid  semi-monthly  in twelve  equal installments.

                                   ARTICLE VI
                                   Termination

         6.1  DEATH. Employee's  employment  hereunder  shall be terminated upon
Employee's death.

         6.2  DISABILITY. The Corporation  may terminate  Employee's  employment hereunder in the event  Employee is disabled and such  disability  continues for more than 180 days.  Disability shall be defined as the inability of Employee to render the services required of him under this Agreement as a result of physical or mental incapacity.

         6.3  CAUSE.
         (a)  The Corporation may terminate Employee's  employment hereunder for
Cause. For the purpose of this Agreement, "Cause" shall mean the (i) willful and intentional  failure by Employee to substantially  perform his duties hereunder, other than any failure  resulting from Employee's  incapacity due to physical or mental  incapacity,  or (ii)  commission  by Employee,  in  connection  with his employment by the Corporation, of an illegal act or any act (though not illegal)
which is not in the ordinary  course of  Employee's  responsibilities  and which exposes the Corporation to a significant  level of undue liability,  or (iii) if
Employee is convicted of or pleads no contest/nolo  contendere to any felony, or
(iv) Employee  breaches any provision of Sections 9.1, 9.2 and 9.3. For purposes of  Subsections  (i) and (ii) of this  paragraph,  no act or  failure  to act on
Employee's  part shall be considered  to have met either of the preceding  tests unless  done or  omitted  to be done by  Employee  not in good  faith  without a reasonable  belief that his action or omission  was in the best  interest of the
Corporation. "Cause" shall also include Employee's willful or material violation of, or  noncompliance  with, any securities law or stock exchange  listing rules relating to or affecting the  Corporation in any material  respects,  including, without limitation,  the Sarbanes-Oxley Act, and including,  without limitation, non-execution by Employee of any certifications requested by the Corporation for
similarly   situated  employees  in  connection  with  and/or  pursuant  to  the
Sarbanes-Oxley Act.

         (b) Notwithstanding the foregoing, Employee shall not be deemed to have been  terminated  for Cause unless and until there shall have been  delivered to
Employee a copy of a resolution, duly adopted by the majority vote of the Board.

         6.4  COMPENSATION  UPON  TERMINATION  FOR CAUSE OR UPON  RESIGNATION BY
EMPLOYEE.  If Employee's employment shall be terminated for Cause or if Employee shall  resign his  position  with the  Corporation,  the  Corporation  shall pay
Employee's  compensation  only through the last day of Employee's  employment by the  Corporation.  The  Corporation  shall  then have no further  obligation  to
Employee under this Agreement.

         6.5  INVOLUNTARY   TERMINATION.   If  (i)  Employee  is  terminated  by
Corporation  at any time prior to the  termination of this Agreement for reasons other  than Cause (as  defined  herein),  or (ii)  Corporation  gives  notice to
Employee, in accordance with Section 2.2 herein, that this Agreement will not be renewed,  and Employee executes a standard general mutual release by and between
Employee and the Corporation;

         Employee  shall be paid,  over the ensuing six (6) month period,  a sum equal to the cash  compensation paid to him excluding all bonuses of any kind by
Corporation for the six (6) month period immediately  preceding such termination or non-renewal.  Such six (6) month period, as the case may be, shall begin: (i)
on the date of termination in the case of termination of Employee's  employment;
or (ii) on the date notice of non-renewal is given in the case of termination of this  Agreement  not  accompanied  by  simultaneous  termination  of  Employee's employment with the Corporation.

                                   ARTICLE VII
                  No Obligation to Mitigate Damages; No Effect
                           on Other Contractual Rights

         7.1  NO MITIGATION. Employee shall not be required to mitigate  damages or the amount of any payment  provided for under this Agreement by seeking other employment or otherwise,  nor shall the amount of any payment provided for under this Agreement be reduced by any  compensation  earned by Employee as the result of employment by another employer after Employee's termination or resignation.

         7.2 OTHER CONTRACTUAL RIGHTS. The provisions of this Agreement, and any payment provided for hereunder,  shall not reduce any amount otherwise  payable, or in any way diminish  Employee's existing rights, or rights which would accrue solely as a result of passage of time under any  employee  benefit plan or other contract,  plan or arrangement of which Employee is a beneficiary or in which he participates.

                                  ARTICLE VIII
                          Successors to the Corporation

         EMPLOYEE'S  SUCCESSORS AND ASSIGNS.  This Agreement  shall inure to the benefit of and be enforceable by Employee's personal and legal  representatives,
executors,   administrators,   successors,  heirs,  distributees,  devisees  and
legatees.  If Employee  should die while any  amounts  are still  payable to him hereunder,  all such amounts, unless otherwise provided herein, shall be paid in accordance  with the terms of this Agreement to Employee's  devisee,  legatee or other designee or, if there be no such designee, to Employee's estate.

                                   ARTICLE IX
                            Restrictions on Employee

         9.1  NON-DISCLOSURE.  (a) Employee  acknowledges  that,  because of his duties and his  position of trust  under this  Agreement,  Employee  will become familiar with trade secrets (including, but not limited to, marketing objectives and strategies,  financial reporting,  management systems, recipes,  procedures, business methods,  processes and financial  information) and other  confidential information  (including,  but not limited to, operating  methods and procedures, secret lists of actual and potential sources of supply, customers and employees, costs,  profits,  markets,  sales and plans for future  developments) (the trade secrets and other confidential information being referred to herein as "Business
Information")  which are valuable  assets and property rights of the Corporation and not publicly known.  Except in connection with the performance of his duties for the  Corporation,  Employee  agrees that he will not during the term of this
Agreement  and at any time  after  for a  period  of ten (10)  years  after  the termination hereof, either directly or indirectly,  individually or jointly with others, for the benefit of Employee or any third party, publish,  disclose, use, or authorize anyone else to publish,  disclose, or use, any Business Information or any  information  relating to any aspect of the business or operations of the
Corporation,  including,  but not limited to any secret or Business  Information relating  to the  business,  customers,  trade or  industrial  practices,  trade secrets,  technology,  recipes  or  know-how  of the  Corporation  or any  facts concerning the systems,  methods,  procedures or plans  developed or used by the
Corporation  and its  subsidiaries  and  Affiliates  (as  hereinafter  defined).
Employee agrees to retain all such Business  Information in a fiduciary capacity for the sole  benefit of the  Corporation,  its  successors  and  assigns.  Upon termination  of his  employment  by the  Corporation  or at any  time  that  the
Corporation  may so request  Employee  will  surrender  to the  Corporation  all non-public papers,  notes,  reports and other documents (and all copies thereof)

relating to the  business of the  Corporation  which he may then possess or have under his control.

         (b) To the extent that Employee has  generated or will generate  during the course of his  employment  works of authorship  (which shall be deemed to be
"works for hire"), copyrightable material,  inventions,  trademarks, trade dress
or  other  intellectual  property  (hereinafter   collectively  referred  to  as
"Intellectual  Property"),  such Intellectual  Properly shall be the property of the  Corporation.  In the event  that the  "works  for hire"  doctrine  is found inapplicable,  all such Intellectual  Properly,  and all rights therein, will be and are hereby deed to be,  assigned and  transferred  by this  Agreement to the
Corporation,  its successors  and assigns.  The  Corporation,  its successor and assigns,  will  have the  exclusive  right to  obtain  copyright  patent  and/or trademark  registrations  or  other  protection  of  the  Intellectual  Property
(including without limitation,  maintaining such Intellectual  Property as trade secrets) in the  Corporation's  own name,  or in the names of the  Corporation's successors  or  assigns,  as  inventor,  author  and/or  owner and to secure any renewals  and  extension  of  such  protection  throughout  the  world.  If  the
Corporation chooses to maintain any part or all of the Intellectual  Property as a trade secrets,  the  Corporation  shall so inform  Employee and Employee shall maintain such  Intellectual  Property as  confidential to the extent required by this paragraph. Employee further agrees as follows:

                  (i)  Employee  hereby  acknowledges  that he  retain no rights whatsoever with respect to the  aforementioned  Intellectual  Property, including but not limited to, any rights to reproduce such Intellectual
         Property,  or to make,  have made,  use and/or sell products based upon the Intellectual Property, or otherwise to prepare derivatives thereof, to file  patent,  copyright  or  trademark  applications  with  respect thereto,  to  distribute  copies of any  Intellectual  Property  in any manner  whatsoever,  to exhibit,  use or display any such  Intellectual
         Property  publicly or  otherwise,  or to license or assign to any third party the right to do any of the foregoing; and

                  (ii) Employee will without  further  remuneration  (except for out-of-pocket expenses), execute and deliver any documents and give any assistance as may be reasonably  requested by the Corporation to effect the  ownership  rights as provided in this  Agreement  or  otherwise to further the purposes of this paragraph.

         9.2  NON-SOLICITATION.  (a)  Except in the  performance  of his  duties hereunder,  at no time  during  the term of this  Agreement  and for a period of
twenty-four  (24)  months   thereafter  such  Employee  shall  not  directly  or

indirectly,  employ or seek to employ,  target or assist  others in employing or seeking to employ directly or indirectly any employee of the Corporation.

         (b) In  addition  during  the  term of  this  Agreement  and  for  such twenty-four (24) months  thereafter,  Employee shall not influence or attempt to influence  customers or suppliers  of the  Corporation  or any of its present or future subsidiaries or Affiliates, either directly or indirectly to divert their business to any individual,  partnership, firm, corporation or other entity then in direct or indirect  competition with the business of the Corporation,  or any subsidiary or Affiliate of the Corporation.

         9.3  NON-COMPETITION.  During  the  term  of  this  Agreement  and  for twenty-four (24) months  thereafter,  regardless of any termination  pursuant to
Article 6 or any voluntary  termination  or  resignation  by Employee,  Employee shall not in any  capacity  whatsoever,  individually  or jointly  with  others, directly  or  indirectly,  whether  for his own account or for that of any other person or entity be  employed  by,  engage in,  serve as an  officer,  director, consultant,  agent, partner, proprietor or other participant, or own or hold any ownership  interest in any person or entity  engaged in a  restaurant  business, which  features  steak and where steak  sales,  as a  percentage  of food sales, exceed  thirty  percent  (30%) which  restaurant  business  is located  within a
twenty-five   mile  radius  of  any  existing  Lone  Star  Steakhouse  &  Saloon restaurant,  Del  Frisco's  Double  Eagle  Steak  House  restaurant,  Sullivan's
Steakhouse  restaurant  or  Frankie's  Italian  Grille  restaurant  without  the
Corporation's written consent.

         For the purposes of this Agreement,  "Affiliate(s)"  of the Corporation shall  mean  any  person  that  directly,  or  indirectly  through  one or  more intermediaries,  controls or is controlled  by, or is under common  control with the  Corporation,  including  but not  limited  to the  executive  officers  and directors of the Corporation.

                                    ARTICLE X
                            Uniqueness of Provisions

         The  provisions  of Article 9 of this  Agreement are of a unique nature and of extraordinary value and of such a character that a material breach of the provisions of Article 9 of this Agreement by Employee will result in irreparable damage and injury to the Corporation for which the Corporation will not have any adequate  remedy  at law.  Therefore,  in the event  that  Employee  commits  or threatens to commit any such breach, the Corporation will have (a) the right and remedy  to have  the  provision  of  Article  9 of this  Agreement  specifically enforced by any court having  equity  jurisdiction,  it being agreed that in any proceeding for an  injunction,  and upon any motion for a temporary or permanent injunction,  Employee's  ability  to  answer  in  damages  shall not be a bar or interposed as a defense to the granting of such injunction and (b) the right and remedy to require Employee to account for and to pay over to the Corporation all
compensation,   profits,  monies,   accruals,   increments  and  other  benefits
(hereinafter  referred to collectively as the "Benefits") derived or received by him  as a  result  of  any  transactions  constituting  a  breach  of any of the provisions of Article 9 of this Agreement, and Employee hereby agrees to account for and pay over  such  Benefits  to the  Corporation.  Each of the  rights  and remedies  enumerated in Article 9 above shall be independent  of the other,  and shall be severally enforceable,  and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies  available to the
Corporation on law or in equity.

                                   ARTICLE XI
                                  Miscellaneous

         11.1  INDEMNIFICATION.  To the full extent  permitted by law, the Board shall authorize the payment of expenses  incurred by or shall satisfy  judgments or fines  rendered  or  levied  against  Employee  in any  action  brought  by a third-party  against  Employee  (whether or not the  Corporation  is joined as a party  defendant)  to impose any  liability  or penalty on Employee  for any act alleged to have been  committed by Employee  while  employed by the  Corporation unless Employee was acting with gross negligence or willful misconduct. Payments authorized  hereunder  shall  include  amounts  paid and  expenses  incurred  in settling any such action or threatened action.

         11.2  ARBITRATION.  The  parties  agree  that any  disputes,  claims or controversy  of any kind arising out of this  Agreement or out of the employment relationship  between  Employee  and  the  Corporation  shall  be  submitted  to arbitration. Employee simultaneously with the execution of this Agreement and as a condition to the Corporation agreeing to enter into this Agreement,  agrees to execute an  agreement  acknowledging  the  Corporation's  Mandatory  Arbitration
Policy. The arbitration hearing shall take place in the State of Kansas.

         11.3  NOTICES. All notices, requests,  demands and other communications hereunder,  must be in writing  and shall be deemed to have been duly given upon receipt if delivered by hand, sent by telecopier or courier,  and three (3) days after such communication is mailed within the continental United States by first class certified mail, return receipt  requested,  postage prepaid,  to the other party.

         11.4  WAIVER OF BREACH.  The waiver by any party  hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

         11.5 AMENDMENT. No amendment or modification of this Agreement shall be deemed effective unless or until executed in writing by the parties hereto.

         11.6  VALIDITY.  This Agreement,  having been executed and delivered in the State of Kansas, its validity,  interpretation,  performance and enforcement will be governed by the laws of that state.

         11.7  ARTICLE  HEADINGS.  Article and other headings  contained in this
Agreement  are for  reference  purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         11.8  COUNTERPART  EXECUTION.  This Agreement may be executed in two or more counterparts,  each of which shall be deemed an original,  but all of which together shall constitute but one and the same instrument.

         11.9 EXCLUSIVITY.  Specific  arrangements referred to in this Agreement are not  intended  to exclude  Employee's  participation  in any other  benefits available to executive  personnel generally or to preclude other compensation or benefits as may be authorized by the Board from time to time.

         11.10 PARTIAL INVALIDITY. If any provision in this Agreement is held by a court of competent  jurisdiction to be invalid,  void, or  unenforceable,  the remaining  provisions  shall  nevertheless  continue in full force without being impaired or invalidated in any way.

                                   ARTICLE XII

         12.1  RELEASE.  Employee  understands,  intends  and  agrees  that this
Section 12  constitutes  full,  complete and final  satisfaction  of all claims, demands,  lawsuits or actions of any kind, whether known or unknown, against the
Corporation  and/or its respective  directors,  officers or employees  (with the
Corporation,  collectively,  the "Released  Persons"),  from the commencement of
Employee's  employment  with the  Corporation  and arising at any time up to and including the date of this Agreement,  and Employee hereby forever releases each
Released Person from all such matters.  This includes,  but is not limited to, a release of claims,  demands,  lawsuits  and actions of any kind  relating to any employment or application for employment,  claims relating to resignation and/or cessation of employment,  claims alleging breach of contract of any tort, claims for  wrongful  termination,  defamation,  intentional  infliction  of  emotional

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distress,  personal injury, violation of public policy and/or negligence related to employment or resignation,  claims under Title VII of the Civil Rights Act of
1964, as amended,  the Age Discrimination in Employment Act of 1967, as amended, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the
Employee  Retirement  Income  Security  Act of  1974,  as  amended,  the  Worker
Adjustment and Retraining  Notification Act, the Family and Medical Leave Act of
1993, or any other state, Federal or local law prohibiting  discrimination,  and claims based on any other law,  regulation,  or common law,  whether  before any
Federal,  state or local agency,  in any court of law or before any other forum.
Notwithstanding the foregoing, Employee's release shall not extend to any claims
(i) for benefits under employee plans that are qualified under Section 401(a) of the Internal  Revenue Code; (ii) for  compensation or benefits to which Employee is  entitled  under  this  Agreement;  or (iii)  for  indemnification  under the
Corporation's  policy on  indemnification or officers and directors and coverage under any related insurance policies.

         12.2  ADVICE,  TIME TO  CONSIDER  AND  REVOCATION.  Employee  is hereby advised to consult with an attorney prior to executing this Agreement.  Employee hereby  represents  that he had a period of twenty-one (21) days within which to consider  the terms and  conditions  of this  Agreement  and  whether  or not to execute it. In  addition,  for a period of seven (7) days  following  Employee's execution of this Agreement,  he has the right to revoke this Agreement,  and no portion of this  Agreement  shall  become  effective or  enforceable  until such revocation period has expired.

         IN WITNESS  WHEREOF,  the  Corporation  has caused this Agreement to be executed and its seal affixed hereto by its officers  thereunto duly authorized;
and  Employee has executed  this  Agreement,  as of the day and year first above written.

Attest                                           LONE STAR STEAKHOUSE &
                                                 SALOON, INC., "CORPORATION"
By /s/ Gerald T. Aaron
   -----------------------------
   Gerald T. Aaron                               By /s/ Jamie B. Coulter
   Senior Vice President                            ----------------------------
                                                    Jamie B. Coulter,
                                                    Chief Executive Officer
Witness

/s/ Gerald T. Aaron                                 /s/ Mark Mednansky
--------------------------------                    ----------------------------
                                                    Mark Mednansky, "EMPLOYEE"

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